Exhibit 10.2

AMENDED AND RESTATED REVOLVING CREDIT NOTE

December 21, 2023

FOR VALUE RECEIVED, the undersigned, ATRION CORPORATION, a Delaware corporation (the “Borrower”), promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the unpaid principal amount of all Revolving Credit Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement, dated as of December 21, 2023 (the “Credit Agreement”) by and between the Borrower and the Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The unpaid principal amount of this Amended and Restated Revolving Credit Note (this “Revolving Credit Note”) from time to time outstanding is payable as provided in the Credit Agreement and shall bear interest as provided in Section 2.6 of the Credit Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in Dollars in immediately available funds as provided in the Credit Agreement.

This Revolving Credit Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

The Indebtedness evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement.

The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note.

This Revolving Credit Note is issued in substitution for and replacement of, but not repayment or novation of, the Revolving Credit Note dated February 28, 2017, executed by the Borrower and payable to the Lender.

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IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note under seal as of the day and year first above written.

ATRION CORPORATION

By:	/s/ Cindy Ferguson
Name:	Cindy Ferguson
Title:	VP, CFO

Atrion Corporation

Amended and Restated Revolving Credit Note

Signature Page